SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JANUARY 5, 2001
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                         SHAMAN PHARMACEUTICALS, INC.
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              (Exact name of registrant as specified in charter)



         DELAWARE                       0-21022                    94-3095806
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



213 EAST GRAND AVE., SOUTH SAN FRANCISCO, CALIFORNIA                    94080
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (650) 952-7070
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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Item 3.   Bankruptcy

On January 5, 2001, Shaman Pharmaceuticals, Inc filed a petition for protection under Federal Bankruptcy law in the U. S. Bankruptcy Court, Northern District of California. The Company will file a plan of reorganization as soon as practicable, and will continue operations, including the sales of its products. A press release is attached hereto and incorporated herewith.


Item 7.    Exhibits
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(a) Exhibits


99.1       Press Release, dated January 5, 2001


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SHAMAN PHARMACEUTICALS, INC.



Date: January 12, 2001                    By: /s/ Lisa A. Conte
                                             --------------------------
                                          Lisa A. Conte
                                          President and Chief Executive Officer

                                                                   EXHIBIT 99.1




                      PRESS RELEASE, DATED JANUARY 5, 2001

Contact: Corporate Communications               FOR IMMEDIATE RELEASE
(650) 952-7070


        SHAMAN VOLUNTARILY FILES FOR CHAPTER 11 BANKRUPTCY PROTECTION

South San Francisco, CA - January 5, 2001 - Shaman Pharmaceuticals, Inc (OTC BB:
SHPH.OB) today announced that it has voluntarily filed a Chapter 11 reorganization petition for protection under Federal Bankruptcy law in the United States Bankruptcy Court, Northern District of California. The decision to seek protection was taken because the Company believes that a bankruptcy reorganization provided the best means of maximizing the value of its real estate lease and intellectual property for the benefit of its creditors and shareholders. During the bankruptcy proceeding, Shaman will continue to operate as a debtor in possession, and anticipates promptly filing a plan of reorganization to restructure its debts.

Despite the filing, Shaman will continue to sell its products. Normal Stool Formula (NSF) will be sold in the near term through General Nutrition Centers
(GNC) under a signed contract with GNC to market NSF as an anti-diarrheal product to health food and specialty store channels. NSF and NSF-IB will also continue to be sold through the Internet at www.NSFIB.com and at 800-987-9920, as well as through specific retail operations such as The Medicine Shoppe Pharmacies and other smaller retail pharmacies.

Timing of the bankruptcy filing was imposed by several factors, including the need to preserve the value of the Company's below-market lease which may be assigned in bankruptcy to generate substantial funds for the Company and to provide clear title to buyers or licensees of certain key intellectual property assets of the Company. The Company has engaged Roth Capital Partners to assist with the sale or licensing of certain of its key assets, including discontinued pharmaceutical products.
                                      #
This press release contains, among other things, certain statements of a forward-looking nature relating to Shaman's ability to advance its development and research programs. Such statements involve a number of risk and uncertainties including the Risk Factors listed in the Shaman Pharmaceuticals, Inc.'s Annual Report on Form 10K and 10K/A for the year ended December 31, 1999. These filings are available upon request at 650/952-7070. Also visit Shaman at http://www.Shaman.com.